Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Thomas Granite, Chief Financial Officer of Artemis Strategic Investment Corporation (the “Company”), hereby certify, that, to my knowledge:

1.

the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: April 27, 2023	/s/ Thomas Granite
Thomas Granite
Chief Financial Officer
(Principal Financial and Accounting Officer)